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                                                                      EXHIBIT 21



AMVESCO PLC
(United Kingdom)

-------------------------

AVZ Inc.
(Delaware)
(Subsidiary of AMVESCO PLC)

-------------------------

A I M MANAGEMENT GROUP INC.
(FORMERLY, A I M MANAGEMENT GROUP ACQUISITION CORP.)
(Delaware)
(Subsidiary of AVZ Inc.)

----------------------------------------------------

A I M ADVISORS, INC.
(Delaware)
(Subsidiary of A I M MANAGEMENT GROUP INC.)

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
A I M DISTRIBUTORS                A I M FUND                        A I M INSURANCE
INC. (Delaware)                   SERVICES, INC.                    AGENCY, INC. (Delaware)
                                  (Delaware)


A I M INSTITUTIONAL               A I M INSURANCE AGENCY OF
FUND SERVICES, INC.               ALABAMA, INC. (Alabama)


A I M INSURANCE AGENCY OF                  FUND MANAGEMENT          A I M CAPITAL MANAGEMENT, INC.
NEW MEXICO, INC. (New Mexico)              COMPANY (Texas)          (Texas)


                          (Subsidiaries of A I M ADVISORS, INC.)
                                                                    ---------------------------------------

                                                                    A I M GLOBAL HOLDINGS, INC.
                                                                    (Delaware)
                                                                    (Subsidiary of A I M CAPITAL
                                                                          MANAGEMENT, INC.)
                                                                    ---------------------------------------
                                                                    A I M GLOBAL              A I M GLOBAL
                                                                    VENTURES CO.              MANAGEMENT COMPANY
                                                                    (Cayman Islands)          LIMITED (Ireland)

                                                                    A I M GLOBAL              AIM GLOBAL
                                                                    ASSOCIATES                ADVISORS LIMITED
                                                                    INC. (Delaware)           (United Kingdom)

                                                                    (Subsidiaries of A I M GLOBAL HOLDINGS, INC.)
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